UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):   April 23, 2018

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting for Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

By a letter dated April 23, 2018, received on April 23, 2018 by electronic transmission by New Concept Energy, Inc. (the “Registrant” or the “Issuer” or the “Company”), NYSE Regulation advised that a review of the Company [Form 10-K Annual Report for 2017] shows that it is below compliance with Section 1003(a)(i) and Section 1003(a)(ii) since it reported stockholders’ equity of $0.6 million as of December 31, 2017 and losses from continuing operations in three of its four most recent fiscal years ended December 31, 2017. The letter is NYSE Regulation’s official notice of noncompliance with the NYSE American continued listing standards and provides that the Company is now subject to the procedures and requirements set forth in Section 1009 of the Company Guide, which include:

• The Company making a public announcement through news media by April 27, 2018, disclosing the fact that the Company is not currently in compliance with the continued listing standards of the NYSE American and that the listing is subject to compliance with certain cure provisions, with a target completion date of October 23, 2019.

• The Company must contact the NYSE American by April 27, 2018 to confirm receipt of the letter.

• The Company must submit a Business Plan to the NYSE Regulation by May 23, 2018, advising of actions the Company has taken or will take to regain compliance with the continued listing standards by October 23, 2019, which plan should include specific milestones, quarterly financial projections and details related to any strategic initiatives.

• If the plan is accepted but the Company is not in compliance with the continued listing standards by October 23, 2019, or if the Company does not make progress consistent with the plan during the plan period, Exchange Staff may initiate delisting procedures.

The information furnished pursuant to this Item 3.01 of this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section unless we specifically incorporate it by reference in a document filed under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934. The Company undertakes no duty or obligation to publicly update or revise information described in Exhibit “99.1” to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished with this Report:

Exhibit
Designation	Description of Exhibit

99.1*	Press Release dated April 26, 2018

_________________________

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 27, 2018	NEW CONCEPT ENERGY, INC. By: /s/ Gene S. Bertcher Gene S. Bertcher, President and Chief Financial Officer

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